UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-04010

OCM Mutual Fund

(Exact name of registrant as specified in charter)

2600 Kitty Hawk Road

Suite 119

Livermore, CA 94551

(Address of principal executive offices) (Zip code)

Gregory M. Orrell

Orrell Capital Management, Inc

2600 Kitty Hawk Road

Suite 119

Livermore, CA 94551

(Name and address of agent for service)

Registrant's telephone number, including area code: (925) 455-0802

Date of fiscal year end: November 30

Date of reporting period: November 30, 2019

Item 1. Report to Stockholders.

Annual Report

November 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically. For direct account shareholders, please call 1-800-628-9403.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of your shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary. For direct account shareholders, please call 1-800-628-9403.

OCM GOLD FUND Shareholder Letter – November 30, 2019 (Unaudited)

Dear Fellow Shareholders:

A period of growing economic uncertainty and geopolitical tension provided the backdrop for gold as prices in June 2019 broke above $1,380 an ounce for the first time in six years, an area that had proven to be strong resistance. As a result, equities of precious metal mining companies performed well over the past fiscal year despite an extraordinarily robust performance by the S&P 500 attracting the bulk of investors’ focus. For the fiscal year ending November 30, 2019, your Fund’s active management style and long-term experience in the precious metals equities sector delivered strong relative performance for the 12 month period with the OCM Gold Fund Advisor Class gaining 58.54% and the Investor Class 56.65% (49.65% after max sales load) compared to a 49.78% gain in the Philadelphia Gold and Silver Index (“XAU”) and a 16.11% gain for the S&P 500 Index. The price of gold bullion at November 30, 2019 closed at 1,460.15 per ounce based on the London PM fix, up 19.93% during the fiscal 12-month period. The OCM Gold Fund’s investment strategy is to invest across all market capitalization sectors of the gold and silver mining industry, including major, intermediate and junior producers along with exploration and development companies. This strategy has led to the Fund’s outperformance of the XAU over the past year and over longer time periods.

Source: Insight Global, OCM

OCM GOLD FUND Shareholder Letter – November 30, 2019 (Continued) (Unaudited)

Market Commentary

We believe the breakout in gold prices in June marked a definable resumption of the bull market in U.S. dollar gold prices. Gold priced in most other currencies had already broken to the upside prior to June. Market technicians are fond of the saying that price action precedes narrative. In our opinion, there is no shortage of catalysts that could drive capital toward gold assets over the coming years as investors look to protect against the prospect of accelerated debasement of the U.S. dollar. Possible gold supporting narratives that we believe may lead to greater appreciation of gold’s monetary attributes include the following:

●

The consequences of the extraordinary monetary policy measures (near zero interest rates, debt monetization through balance sheet expansion) enacted following the 2008 financial crisis we believe imbedded inflation into the system, specifically asset prices. The Federal Reserve (the “Fed”) and global central banks now find themselves captive to maintaining asset prices to avoid an unwinding of a highly levered financial system in our opinion. The ability to fight inflation with restrictive monetary policy measures has been called into question with central banks, specifically the inability the Fed to normalize interest rates and shrink its balance sheet as it blinked when equity and bond prices started selling off in December 2018 after raising the Fed Funds Rate 2%. When any meaningful exhibit inflationary forces take hold, we believe the market is well aware that the Fed’s number one mandate has now shifted from controlling inflation to avoiding financial calamity triggered by falling asset prices, thereby, leaving the Fed’s inflation credibility questionable.

●

Use of military force in the Middle East, trade conflicts and the use of economic sanctions highlight geopolitical tensions that are driving countries to seek alternatives to U.S. dollar hegemony. Ironically, the hostile actions of the U.S. prompting the search for dollar alternatives might be viewed, in our opinion, as an attempt by the U.S to maintain the U.S. dollar as the world’s reserve currency in the face of more and more trade settlement taking place in currencies other than the dollar, most notably the oil trade. The U.S. has enjoyed the privilege of being able to run large trade and budget deficits financed on favorable terms. The loss of reserve currency status would severely alter the value of the U.S. dollar and the American lifestyle, in our opinion.

●

The Federal Reserve and world central banks failed to “normalize” interest rates and monetary policy ahead of the current global economic slowdown. In our view, this will leave little room to lower interest rates prior to resorting to extreme policy measures, such as Quantitative Easing, to counter recessionary forces. Historically, the Fed has needed 5% of interest rate cuts to counter recessions. It only has half that to maneuver with if a recession takes hold. The Bank of Japan and the European Central Bank interest rates are already at zero.

●

The growth of investment grade corporate debt and government bonds carrying a negative yield has risen 50% to $13 trillion from the end of 2018, predominantly in Europe and Japan. The growth of non-income producing assets that are someone else’s liability will drive capital to gold, in our opinion.

OCM GOLD FUND Shareholder Letter – November 30, 2019 (Continued) (Unaudited)

●

The rise of Democratic Socialism in the U.S. highlights the domestic conflict associated with the widening wealth gap between those with financial assets (capitalists) that have benefited from the $15 trillion central banks have pushed into the financial system since 2008 versus those who are in debt (student loans, etc.), working and living paycheck to paycheck. We believe any potential Democratic Party political gains in the November 2020 election would no doubt hasten calls for wealth transfer through student debt forgiveness, higher minimum wages, universal health care, higher education subsidies and reversal of the Trump corporate tax reduction.

●

Total U.S. Federal debt outstanding continues to outpace economic growth (5.6% vs. 2.9%) despite a ten-year economic expansion in the U.S. Total Federal debt outstanding as of November 30, 2019 was $23 trillion or a record 106% of Gross Domestic Product (“GDP”). Obligations off balance sheet that are rapidly maturing due to demographics, such as pension, social security and Medicare obligations are estimated to raise total U.S. Federal liabilities to $70 trillion. We believe a potential recession will accelerate deficit spending possibly leading to a downgrade in U.S. credit rating through higher gold prices. Further, since 1971 gold prices are 90% correlated to total federal debt outstanding over time.

●

As of the end of June 2019, worldwide debt totaled $250 trillion (320% of global GDP), according to the Institute of International Finance, a level that has historically led to economic crises in individual countries. With half the debt outstanding issued by sovereign countries, the probability of direct monetization of debt in an economic downturn is likely, in our opinion.

●

Based on the historical ratio of market capitalization over GDP, the U.S. equity market is more expensive than the dot com era of 2000. Coincidentally, the Conference Board’s Consumer Confidence Index reached a peak in July 2019 that it had only reached two previous times that were followed by ten years of the S&P 500 significantly underperforming both gold bullion and equities of precious metal companies.

Most importantly, an increasing number of central banks are openly embracing gold’s monetary characteristics. In addition to the steady buildup of gold reserves by Russia, China, Iran and Turkey since the 2008 financial crisis, European central banks are displaying a discernable shift in sentiment toward gold. Poland not only purchased 100 tonnes of gold in 2019, it repatriated the gold back to Poland, rather than leaving it at the Bank of England. Fellow European Union member Hungary added to its gold holdings in 2018 for the first time since 1986 and accompanied the purchase with the following statement:

In normal circumstances, gold has a confidence building feature, i.e. it may play a stabilizing role and act as a major line of defense under extreme market conditions or in times of structural changes in the international financial system or deep geopolitical crises. In addition, gold continues to be one of the safest assets which can be related to individual properties such as limited supply of physical metal, which is not linked with credit or counterparty risk, given that gold is not a claim on a specific counterparty or country

OCM GOLD FUND Shareholder Letter – November 30, 2019 (Continued) (Unaudited)

Perhaps more surprising in the context of previous modern central bankers’ outward hostility toward gold, are the gold supportive statements posted over the past year on the website of the Dutch central bank, De Nederlandsche Bank (DNB) regarding its gold holdings:

Shares, bonds and other securities are not without risk, and prices can go down. But a bar of gold potentially retains its value, even in times of crisis. That is why central banks, including DNB, have traditionally held considerable amounts of gold. If the system collapses, the gold stock can serve as a basis to build it up again. Gold bolsters confidence in the stability of the central bank’s balance sheet and creates a sense of security;

In times of financial crisis, DNB’s physical gold stock functions as an ultimate reserve asset and as an anchor of trust. The gold stock serves to cover ultimate systemic risks.

While some elites in Europe may dismiss the gold purchases by non-eurozone members Poland and Hungary as nothing more than the two countries flexing independence, the statements regarding gold’s important role “in times of financial crisis” by the DNB underscore the growing unease by an increasing number of global central bankers on the future of the current international monetary system based on the U.S. dollar. Are central bankers preparing for a monetary reset using gold as an anchor in the event a financial crisis leads to a loss of confidence in central banking? In our opinion, the likelihood of a new international monetary system being introduced is not a question of if, but when. Historically, reserve currencies have shown a life cycle of 100 years with fiat currencies averaging a shelf life of 27 years. The U.S. dollar has been the world’s reserve currency for 100 years since the world migrated away from the British pound following World War I as the U.S. went from being a net debtor to net creditor while the UK’s war expenditures turned it into a net debtor. Further, since President Nixon in 1971 closed the gold window allowing foreign central banks to redeem dollar holdings into gold, the U.S. dollar has enjoyed 49 years as a fiat reserve currency supported by its military and the global oil trade settling in USD.

Source: OCM

OCM GOLD FUND Shareholder Letter – November 30, 2019 (Continued) (Unaudited)

Gold Mining Industry

The past fiscal year marked a period of rationalization within the North American gold mining industry as Barrick Gold Corp. concluded its acquisition of Randgold Resources, Ltd. ADR bringing with it CEO Mark Bristow. Newmont Mining Corp. acquired Goldcorp, Inc. to make it the largest gold producer in the world, while Newmont and Barrick formed a joint venture to capture significant cost saving by combining their respective Nevada operations. Both Newmont and Barrick further rationalized their portfolios by selling off non-core assets to bolster their respective balance sheets. We believe the gold mining industry overall is poised to deliver strong sustainable shareholder returns in a rising gold price environment as management teams are displaying capital allocation discipline, showing that lessons from the previous gold price cycle have not been forgotten. Further, the industry is embracing technological advances to control costs and improve operating margins, such as autonomous trucks, underground mobile miners, electric vehicles, x-ray diffraction and sensor-based ore sorting. The gold mining industry will continue to be challenged to find and replace depleting reserves along with navigating long lead times from discovery to production.

We are of the belief the supply of newly mined gold is set to shrink materially over the next decade even in a significantly higher gold price environment. Despite a high level of exploration expenditures over the past decade, there have been few sizable deposits discovered (punctuating the scarcity value of gold). The bulk of what has been discovered is extremely low grade with unattractive rates of return on capital or in unfavorable operating jurisdictions. Combined with the long lead time from discovery to production of seven to 20 years due to the development and regulatory hurdles to bring a new mine onstream, the trend is for shrinking or flat production by the major gold producers going forward with an emphasis on higher margin ounces rather than gross production numbers. Consequently, we are seeing greater market appreciation for mines and gold producers with annual production of 50,000 to 150,000 ounces.

Your Fund’s investment strategy remains a disciplined approach to searching out value and growth opportunities across all segments of the precious metals industry on a global basis. We believe companies that possess strong management, large reserves in the ground in stable jurisdictions, and exhibit capital discipline while holding equity dear, will be the companies that outperform over time as they deliver higher levels of free cash flow to maintain a sustainable business model to create shareholder value. We are specifically targeting companies with existing production that possess large reserve expansion potential where shareholder value can be created through the drill bit. Your Fund has the flexibility to maneuver within the precious metals sector to invest in opportunities that larger funds and exchange traded funds cannot; from major gold producers with over one million ounces of annual production, to junior producers with less than 100,000 ounces of annual production, to small exploration and development companies with micro capitalizations.

OCM GOLD FUND Shareholder Letter – November 30, 2019 (Continued) (Unaudited)

Conclusion

We believe the breakout in gold prices in 2019 signaled the resumption of the bull market in gold priced in U.S. dollars. The current period of heightened social and geopolitical conflict along with high global debt levels, historically extreme financial asset prices, and limited monetary policy tools short of currency debasement to combat either inflation or an economic contraction, in our opinion, will underpin growing capital flows toward gold assets going forward as investors look to protect against the prospect of accelerated currency debasement. Further, the fact that selected central banks in Europe are openly embracing gold’s monetary characteristics helps to remove the “barbarous relic” propaganda that has been put forward to encourage the sanctity of fiat currencies and capital flows into financial assets. Should another 2008 financial crisis unfold, it would not surprise us to see gold used as an anchor in a new international monetary order.

We appreciate your shareholding and confidence in the OCM Gold Fund, and we look forward to meeting the investment objective of preserving your purchasing power. Should you have any questions regarding the Fund or gold, please contact your financial adviser or you may contact us directly at 1-800-779-4681. For questions regarding your account, please contact Shareholder Services at 1-800-628-9403.

Sincerely,

Gregory M. Orrell
Portfolio Manager
January 20, 2020

OCM GOLD FUND Shareholder Letter – November 30, 2019 (Continued) (Unaudited)

Investing in the Fund involves risks including the loss of principal. Many of the companies in which the Fund invests are smaller capitalization companies which may subject the fund to greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more-abrupt market movements. The Fund also invests in securities of gold and precious metals which may be subject to greater price fluctuations over short periods of time. The Fund is a non-diversified investment company meaning it will invest in fewer securities than diversified investment companies and its performance may be more volatile. The Fund contains international securities that may provide the opportunity for greater return but also have special risks associated with foreign investing including fluctuations in currency, government regulation, differences in accounting standards and liquidity.

Investor Class Performance as of November 30, 2019

	OCMGX (without load)	OCMGX (with load)	Philadelphia Gold and Silver Index (XAU)[1]	S&P 500[2]
Six Months	35.53%	29.43%	36.98%	15.26%
One Year	56.65%	49.65%	49.78%	16.11%
3 Year Annualized	8.94%	7.29%	7.01%	14.88%
5 Year Annualized	9.09%	8.08%	7.78%	10.98%
10 Year Annualized	-2.91%	-3.36%	-5.24%	13.44%

Advisor Class Performance as of November 30, 2019

	OCMAX	Philadelphia Gold and Silver Index (XAU)[1]	S&P 500[2]
Six Months	36.32%	36.98%	15.26%
One Year	58.54%	49.78%	16.11%
3 Year Annualized	9.88%	7.01%	14.88%
5 Year Annualized	9.97%	7.78%	10.98%
Since Inception Annualized*	-1.51%	-4.40%	13.09%

*Inception: April 1, 2010

The performance data quoted above represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or

OCM GOLD FUND Shareholder Letter – November 30, 2019 (Continued) (Unaudited)

less than their original cost. The Fund’s Total Annual Operating Expenses for the Fund’s Investor Class and Advisor Class are 2.86% and 2.36% respectively. Please review the Fund’s prospectus for more information regarding the Fund’s fees and expenses. For performance information current to the most recent month-end, please call toll-free 800-628-9403. The returns shown include the reinvestment of all dividends but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Philadelphia Gold and Silver Index (XAU) is an unmanaged capitalization-weighted index composed of 16 companies listed on U.S. exchanges involved in the gold and silver mining industry. The index is generally considered as representative of the gold and silver share market. You cannot invest directly in an index.

[2]	The S&P 500 Index, a registered trademark of McGraw-Hill Co., Inc. is a market capitalization-weighted index of 500 widely held common stocks. You cannot invest directly in an index.

OCM GOLD FUND Schedule of Investments – November 30, 2019

Shares		Value
COMMON STOCKS 98.0%
Major Gold Producers 33.8%
65,000	Agnico Eagle Mines Ltd.	$3,874,000
110,000	AngloGold Ashanti Ltd. ADR	2,094,400
200,000	Barrick Gold Corp.	3,360,000
65,000	Newmont Goldcorp Corp.	2,496,000
		11,824,400
Intermediate/Mid-Tier Gold Producers 16.6%
200,000	Alamos Gold, Inc.	1,134,000
300,000	B2Gold Corp.*	1,108,936
75,000	Endeavour Mining Corp.*	1,432,470
50,000	Northern Star Resources Ltd.	324,337
250,000	OceanaGold Corp.	498,758
25,000	Pan American Silver Corp.	481,250
25,000	SSR Mining, Inc.	391,500
30,000	Torex Gold Resources, Inc.	451,480
		5,822,731
Junior Gold Producers 31.1%
400,000	Alacer Gold Corp.*	2,150,117
450,000	Argonaut Gold, Inc.*	626,741
250,000	Dundee Precious Metals, Inc.*	954,227
150,000	Fortuna Silver Mines, Inc.*	492,359
250,000	Guyana Goldfields, Inc.	105,398
13,343,500	Jaguar Mining, Inc.*	1,205,465
175,000	K92 Mining, Inc.	332,003
600,000	Metals X Ltd.	44,643
1,000,000	Perseus Mining Ltd.	588,474
550,000	Roxgold, Inc.*	347,813
200,000	SEMAFO, Inc.*	420,086
550,000	Wesdome Gold Mines Ltd.*	3,614,771
		10,882,097
Exploration and Development Companies 5.0%
255,128	Adriatic Metals PLC	$226,930
750,000	Emmerson Resources Ltd.*	63,413
1,000,000	Goldplay Exploration Ltd.	131,747
2,000,000	Horizon Minerals Ltd.	131,223
144,700	Integra Resources Corp.	125,277
650,000	Liberty Gold Corp.	411,052
2,360,000	Royal Road Minerals Ltd.*	373,108
4,578,755	RTG Mining, Inc.*	272,545
2,512,040	Sutter Gold Mining, Inc.* † #	—
		1,735,295
Royalty/Streaming Companies 11.5%
6,500	Royal Gold, Inc.	762,255
75,000	Sandstorm Gold Ltd.	504,750
100,000	Wheaton Precious Metals Corp.	2,747,873
		4,014,878
Total Common Stocks
	(Cost $14,898,942)	34,279,401

WARRANTS 0.0%
Exploration and Development Companies 0.0%
1,000,000	Emmerson Resources Ltd. Exercise Price 0.14 AUD, Exp. 9/30/2020* †	—
200,000	Steppe Gold Ltd. Exercise Price 2.34 CAD, Exp. 5/22/2020* †	—
		—
Total Warrants
	(Cost $0)	—

See notes to financial statements.

OCM GOLD FUND Schedule of Investments – November 30, 2019 (Continued)

Shares		Value
SHORT-TERM INVESTMENT 2.2%
763,433	UMB Money Market Fiduciary, 0.25%	$763,433
Total Short-Term Investment
	(Cost $763,433)	763,433

Total Investments
(Cost $15,662,375)	100.2%	35,042,834
Liabilities less Other Assets	(0.2)%	(68,603)
TOTAL NET ASSETS	100.0%	$34,974,231

ADR – American Depository Receipt

PLC – Public Limited Company

AUD – Australian Dollars

CAD – Canadian Dollars

*	Non-income producing security.

†	Illiquid security. The total illiquid securities represent 0.00% of net assets. The total value of these securities is $0.

#	Level 3 security fair valued under procedures established by the Board of Trustees, represents 0.00% of Net Assets. The total value of this security is $0.

See notes to financial statements.

OCM GOLD FUND Schedule of Investments – November 30, 2019 (Continued)

SUMMARY OF INVESTMENTS BY COUNTRY

Country	Value	Percent of Investment Securities
Australia	$1,152,090	3.3%
Canada	25,469,602	72.7
Cayman Islands	1,432,470	4.1
Jersey	373,109	1.0
South Africa	2,094,400	6.0
United Kingdom	226,930	0.6
United States[1]	4,021,688	11.5
Virgin Islands (British)	272,545	0.8
Total	$35,042,834	100.0%

[1]	Includes short-term investments.

See notes to financial statements.

OCM GOLD FUND Statement of Assets and Liabilities – November 30, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $15,662,375)	$35,042,834
Interest and dividends receivable	21,330
Receivable for fund shares sold	4,652
Prepaid expenses and other assets	23,702
Total assets	35,092,518

Liabilities:
Payable for fund shares redeemed	5,140
Accrued distribution fees	25,721
Investment adviser fees	26,946
Accrued transfer agent fees and expenses	10,580
Accrued fund administration and accounting fees	11,104
Accrued Trustees’ fees	2,500
Accrued audit fees	15,500
Accrued report to shareholders	7,300
Accrued expenses and other liabilities	13,496
Total liabilities	118,287
Net Assets	$34,974,231

Net Assets Consist of:
Shares of beneficial interest, no par value: unlimited shares authorized	$14,594,546
Total distributable earnings	20,379,685
Net Assets	$34,974,231

Calculation of Maximum Offering Price:
Investor Class:
Net asset value and redemption price per share	$8.62
Maximum sales charge (4.50% of offering price)	0.41
Offering price to public	$9.03
Shares outstanding	2,605,647
Advisor Class:
Net asset value and redemption price per share	$9.57
Shares outstanding	1,306,955
Total Shares Outstanding	3,912,602

See notes to financial statements.

OCM GOLD FUND Statement of Operations - Year Ended November 30, 2019

Investment Income
Interest	$3,039
Dividend (net of foreign withholding taxes of $15,614)	291,952
Total investment income	294,991

Expenses
Investment advisory fees	275,029
Fund administration and accounting fees	135,094
Distribution fees - Investor Class	132,140
Transfer agent fees and expenses	66,948
Federal and state registration fees	42,360
Legal fees	29,518
Chief Compliance Officer fees	26,069
Audit fees	21,064
Reports to shareholders	17,869
Custody fees	16,003
Distribution fees - Advisor Class	12,932
Trustees’ fees	10,566
Other expenses	10,580
Total expenses	796,172
Advisory fees recovered	82
Net expenses	796,254
Net investment loss	(501,263)

Realized and Unrealized Gain on Investments:
Net realized gain on investments and foreign currency transactions	2,242,143
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	9,810,314
Net gain on investments	12,052,457

Net increase in net assets from operations	$11,551,194

See notes to financial statements.

OCM GOLD FUND Statements of Changes in Net Assets

	Year Ended November 30, 2019	Year Ended November 30, 2018
Operations:
Net investment loss	$(501,263)	$(648,841)
Net realized gain on investments and foreign currency transactions	2,242,143	5,776,178
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	9,810,314	(10,596,428)
Net increase (decrease) in net assets from operations	11,551,194	(5,469,091)

Distributions Paid to Shareholders
Distributions:
Investor Class	(4,021,862)	(1,956,268)
Advisor Class	(1,424,626)	(469,844)
Total	(5,446,488)	(2,426,112)

Fund Share Transactions
Investor Class:
Net proceeds from shares sold	895,476	958,564
Distributions reinvested	3,396,889	1,680,075
Payment of shares redeemed[1]	(3,787,200)	(9,718,380)
Net increase (decrease) in net assets from Investor Class share transactions	505,165	(7,079,741)

Advisor Class:
Net proceeds from shares sold	10,602,579	2,833,285
Distributions reinvested	1,027,514	460,500
Payment of shares redeemed[2]	(7,035,387)	(2,147,391)
Net increase in net assets from Advisor Class share transactions	4,594,706	1,146,394
Net increase (decrease) in net assets from Fund share transactions	5,099,871	(5,933,347)

Total increase (decrease) in net assets	11,204,577	(13,828,550)

Net Assets, Beginning of Period	23,769,654	37,598,204
Net Assets, End of Period	$34,974,231	$23,769,654

See notes to financial statements.

OCM GOLD FUND Statements of Changes in Net Assets (Continued)

	Year Ended November 30, 2019	Year Ended November 30, 2018
Transactions in shares
Investor Class:
Shares sold	121,508	111,912
Shares issued on reinvestment of distributions	573,799	188,561
Shares redeemed	(522,919)	(1,158,415)
Net increase (decrease) in Investor Class shares outstanding	172,388	(857,942)

Advisor Class:
Shares sold	1,168,422	344,046
Shares issued on reinvestment of distributions	157,836	48,321
Shares redeemed	(892,656)	(239,411)
Net increase in Advisor Class shares outstanding	433,602	152,956
Net Increase (Decrease) in Fund Shares Outstanding	605,990	(704,986)

[1]	Net of redemption fees of $1,006 for the year ended November 30, 2019 and $3 for the year ended November 30, 2018, respectively.

[2]	Net of redemption fees of $51,310 for the year ended November 30, 2019 and $1,554 for the year ended November 30, 2018, respectively.

See notes to financial statements.

OCM GOLD FUND Notes to Financial Statements – November 30, 2019

Note 1. Organization

OCM Mutual Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 6, 1984 and consists of the OCM Gold Fund (the “Fund”). The Fund is a non-diversified fund. The investment objective for the Fund is long-term growth of capital through investing primarily in equity securities of domestic and foreign companies engaged in activities related to gold and precious metals.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation – Portfolio securities that are listed on national securities exchanges, other than the NASDAQ Stock Market LLC, are valued at the last sale price as of the close of business of such securities exchanges, or, in the absence of recorded sales, at the average of readily available closing bid and ask prices on such exchanges. NASDAQ Global Select Market, Global Market and Capital Market securities are valued at the NASDAQ Official Closing Price (“NOCP”). If a NOCP is not issued for a given day, these securities are valued at the average of readily available closing bid and ask prices. Unlisted securities are valued at the average of the quoted bid and ask prices in the over-the-counter market. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Trust’s Board of Trustees determines that this method does not represent fair value). Short-term investments which mature after 60 days are valued at market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the investment adviser under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. For each investment that is fair valued, the investment adviser considers, to the extent applicable, various factors including, but not limited to, the type of security, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors.

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

OCM GOLD FUND Notes to Financial Statements – November 30, 2019 (Continued)

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

●

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

OCM GOLD FUND Notes to Financial Statements – November 30, 2019 (Continued)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of November 30, 2019, in valuing the Fund’s assets carried at fair value:

Sector	Level 1	Level 2	Level 3	Total
Common Stocks
Major Gold Producers	$11,824,400	$—	$—	$11,824,400
Intermediate/Mid-Tier Gold Producers	5,822,731	—	—	5,822,731
Junior Gold Producers	10,882,097	—	—	10,882,097
Exploration and Development Companies	1,735,295	—	—	1,735,295
Royalty/Streaming Companies	4,014,878	—	—	4,014,878
Warrants	—	—	—	—
Short-Term Investment	763,433	—	—	763,433
Total	$35,042,834	$—	$—	$35,042,834

The Fund held two Level 2 securities at November 30, 2019. Emmerson Resources Ltd. and Steppe Gold Ltd., both Warrants, are being valued at intrinsic value, in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees. The Fund held one Level 3 security at November 30, 2019. Sutter Gold Mining, Inc. (“SGM CN”) has ceased operations and a receiver for the company’s assets has been appointed. The common shares of SGM CN will be valued at zero, in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees, until such time as the receiver has finalized the sale of the company’s assets.

OCM GOLD FUND Notes to Financial Statements – November 30, 2019 (Continued)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Beginning balance November 30, 2018	$—
Transfers into Level 3 during the period	—
Transfers out of Level 3 during the period	—

Total realized gain/(loss)	(2,155)
Total unrealized appreciation/(depreciation)	2,611

Net purchases	—
Net sales	(456)
Balance as of November 30, 2019	$—

The Level 3 investments for the Fund represented 0.00% of net assets and did not warrant a disclosure of significant unobservable valuation inputs.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations for the year ended November 30, 2019 are included within the realized and unrealized gain/loss on investments section of the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. Such fluctuations for the year ended November 30, 2019 are included within the realized and unrealized gain/loss on investments section of the Statement of Operations.

Federal Income Taxes – The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders to relieve it from all or substantially all federal income taxes. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding on the applicable county’s tax rules and rate.

OCM GOLD FUND Notes to Financial Statements – November 30, 2019 (Continued)

Accounting for Uncertainty in Income Taxes (“Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on the Statement of Operations. As of November 30, 2019, the Fund did not have any interest or penalties associated with the underpayment of any income taxes.

The Income Tax Statement requires management of the Fund to analyze all open tax years, fiscal years 2016-2019 as defined by the Internal Revenue Service statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended November 30, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Share Classes – The Fund offers two classes of shares, Investor Class and Advisor Class. The outstanding shares of the Fund on April 1, 2010 were renamed “Investor Class shares.” The Advisor Class shares commenced operations on April 1, 2010. The two classes represent interests in the same portfolio of investments and have the same rights. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Distributions to Shareholders – The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

OCM GOLD FUND Notes to Financial Statements – November 30, 2019 (Continued)

Redemption Fee – A 1.50% redemption fee is retained by the Fund to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held less than three months from their purchase date. The Fund records the fee as a reduction of shares redeemed and as a credit to shares of beneficial interest. For the year ended November 30, 2019, the Investor Class and the Advisor Class received $1,006 and $53,310 in redemption fees, respectively.

Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. Also, under the Fund’s organizational documents, its officers and Trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. The Fund notes that insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees and officers, the Fund has been advised that in the opinion of the Securities and Exchange Commission (the “SEC”) such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Derivative Instruments – Equity securities in the gold mining industry, particularly the smaller companies, may occasionally issue warrants as part of their capital structure. A warrant gives the holder the right to purchase the underlying equity at the exercise price until the expiration date of the warrant. The Fund may hold such warrants for exposure to smaller companies in the portfolio or other reasons associated with the Fund’s overall objective of long-term growth, though warrants will typically not be a significant part of the Fund’s portfolio. The Fund’s maximum risk in holding warrants is the loss of the entire amount paid for the warrants. At November 30, 2019, the Fund held warrants as listed on the Schedule of Investments.

OCM GOLD FUND Notes to Financial Statements – November 30, 2019 (Continued)

Note 3. Investment Advisory Agreement and Affiliated Parties

The Fund has an investment advisory agreement with Orrell Capital Management, Inc. (“OCM” or the “Adviser”). Under the agreement, the Fund pays OCM a fee computed daily and payable monthly, at the following annual rates based upon average daily net assets:

Assets	Fee Rate
$0 to $250 million	0.950%
$250 million to $500 million	0.800%
$500 million to $1 billion	0.700%
Over $1 billion	0.600%

Under the investment advisory agreement, the Adviser is responsible for reimbursing the Fund to maintain a voluntary ratio of expenses to average daily net assets for the Investor Class shares and Advisor Class shares at 2.99% and 2.49%, respectively.

For the year ended November 30, 2019, the Adviser recovered $82 of its previously waived advisory fees and other absorbed expenses for the Fund.

The Fund does not compensate Trustees and Officers affiliated with OCM. For the year ended November 30, 2019, the expenses accrued for Trustees who are not affiliated with OCM are reported on the Statement of Operations. The Fund pays fees and related expenses for the services of the Fund’s Chief Compliance Officer. The expenses incurred for the Chief Compliance Officer are reported on the Statement of Operations.

Note 4. Distribution Agreement and Plan

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plan authorizes the Fund to reimburse the distributor for marketing expenses incurred in distributing shares of the Fund, including the cost of printing sales material and making payments to dealers of the Fund’s Investor Class and Advisor Class, in any fiscal year, subject to limits of 0.99% and 0.25%, respectively, of the average daily net assets of each respective class. For the year ended November 30, 2019, the Investor Class and the Advisor Class incurred $132,140 and $12,932, respectively, in expenses under the Plan.

OCM GOLD FUND Notes to Financial Statements – November 30, 2019 (Continued)

Note 5. Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended November 30, 2019 were $5,091,239 and $5,270,783, respectively. There were no purchases or sales of U.S. government obligations.

Note 6. Federal Income Tax Information

At November 30, 2019, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$16,293,511
Unrealized appreciation on investments	$20,416,266
Unrealized depreciation on investments	(1,666,943)
Unrealized appreciation on foreign currency	4
Net unrealized appreciation on investments	$18,749,327

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to investments in passive foreign investment companies (“PFICs”).

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net asset value per share. For the year ended November 30, 2019, permanent differences in book and tax accounting have been reclassified to paid in capital and total distributable earnings as follows:

Increase (Decrease)
Paid in Capital	Total Distributable Earnings
(317,668)	317,668

OCM GOLD FUND Notes to Financial Statements – November 30, 2019 (Continued)

The tax character of distributions paid during the fiscal years ended November 30, 2019 and 2018 was as follows:

	2019	2018
Ordinary income	$—	$—
Net long-term capital gains	5,446,488	2,426,112
Total distributions	$5,446,488	$2,426,112

As of November 30, 2019 the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term gains	2,090,808
Tax accumulated earnings	2,090,808
Accumulated capital and other losses	(460,450)
Unrealized appreciation on investments	18,749,327
Total accumulated earnings	$20,379,685

The Fund has $460,450 in qualified late-year losses, which are deferred until fiscal year 2020 for tax purposes. Net late-year ordinary losses incurred after December 31 and within the taxable year and net late-year specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

Note 7. Concentration of Risk

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting, and disclosure requirements than domestic issuers.

OCM GOLD FUND Notes to Financial Statements – November 30, 2019 (Continued)

As the Fund concentrates its investments in the gold mining industry, a development adversely affecting the industry (for example, changes in the mining laws which increases production costs or a significant decrease in the market price of gold) would have a greater adverse effect on the Fund than it would if the Fund invested in a number of different industries.

Note 8. Illiquid Securities

The Fund may invest up to 15% of net assets in securities for which there is no readily available market (“illiquid securities”). The 15% limitation includes securities whose disposition would be subject to legal restrictions (“restricted securities”). Illiquid and restricted securities often have a market value lower than the market price of unrestricted securities of the same issuer and are not readily marketable without some delay. This could result in the Fund being unable to realize a favorable price upon disposition of such securities and in some cases might make disposition of such securities at the time desired by the Fund impossible.

Note 9. Subsequent Events

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund declared the following distributions:

Record Date	Payable Date	Long Term Capital Gain	Short Term Capital Gain	Ordinary Income
12/19/2019	12/20/2019	$0.57290	$0.00000	$0.00000

Management has determined there are no other material events that would require disclosure in the Fund’s financial statements through this date.

OCM GOLD FUND Financial Highlights Investor Class

	Year Ended Nov. 30, 2019	Year Ended Nov. 30, 2018	Year Ended Nov. 30, 2017	Year Ended Nov. 30, 2016	Year Ended Nov. 30, 2015

Per Share Operating Performance
(For a share outstanding throughout each period)

Net asset value, beginning of period	$7.05	$9.26	$11.12	$7.19	$9.47

Income from Investment Operations:
Net investment loss[1]	(0.14)	(0.19)	(0.21)	(0.24)	(0.14)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.37	(1.36)	0.10	4.17	(1.98)
Total from investment operations	3.23	(1.55)	(0.11)	3.93	(2.12)

Less Distributions:
Dividends from net investment income	—	—	—	—	—
Distribution from net realized gains	(1.66)	(0.66)	(1.75)	— [2]	(0.16)
Total distributions	(1.66)	(0.66)	(1.75)	— [2]	(0.16)

Redemption fee proceeds	— [2]	— [2]	— [2]	— [2]	— [2]

Net asset value, end of period	$8.62	$7.05	$9.26	$11.12	$7.19

Total return	56.65%	(18.24)%	0.94%	54.74%	(22.76)%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$22,467	$17,146	$30,492	$33,841	$24,750
Ratio of expenses to average net assets	2.91%	2.93%	2.78%	2.66%	2.59%
Ratio of net investment loss to average net assets	(1.89)%	(2.27)%	(2.17)%	(2.07)%	(1.51)%
Portfolio turnover rate	18%	6%	10%	11%	11%

[1]	Based on average shares method.

[2]	Amount represents less than $0.01 per share.

See notes to financial statements.

OCM GOLD FUND Financial Highlights Advisor Class

	Year Ended Nov. 30, 2019	Year Ended Nov. 30, 2018	Year Ended Nov. 30, 2017	Year Ended Nov. 30, 2016	Year Ended Nov. 30, 2015

Per Share Operating Performance
(For a share outstanding throughout each period)

Net asset value, beginning of period	$7.58	$9.86	$11.63	$7.46	$9.76

Income from Investment Operations:
Net investment loss[1]	(0.11)	(0.15)	(0.15)	(0.18)	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.71	(1.47)	0.12	4.31	(2.06)
Total from investment operations	3.60	(1.62)	(0.03)	4.13	(2.15)

Less Distributions:
Dividends from net investment income	—	—	—	—	—
Distribution from net realized gains	(1.66)	(0.66)	(1.75)	— [2]	(0.16)
Total distributions	(1.66)	(0.66)	(1.75)	— [2]	(0.16)

Redemption fee proceeds	0.05	— [2]	0.01	0.04	0.01

Net asset value, end of period	$9.57	$7.58	$9.86	$11.63	$7.46

Total return	58.54%[3]	(17.81)%[3]	1.81%	55.98%	(22.28)%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$12,507	$6,624	$7,106	$9,467	$19,040
Ratio of expenses to average net assets	2.38%	2.31%	2.05%	2.03%	2.01%
Ratio of net investment loss to average net assets	(1.36)%	(1.65)%	(1.44)%	(1.44)%	(0.92)%
Portfolio turnover rate	18%	6%	10%	11%	11%

[1]	Based on average shares method.

[2]	Amount represents less than $0.01 per share.

[3]	Total returns would have been higher/lower had expenses not been waived/recovered by the Adviser.

See notes to financial statements.

OCM GOLD FUND Report of Independent Registered Public Accounting Firm

To the Board of Trustees of OCM Mutual Fund and
Shareholders of OCM Gold Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of OCM Gold Fund (the “Fund”), a series of OCM Mutual Fund (the “Trust”), including the schedule of investments, as of November 30, 2019, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for each of the three years in the period ended November 30, 2017 have been audited by other auditors, whose report dated January 26, 2018 expressed unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of the fund since 2018.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by

OCM GOLD FUND Report of Independent Registered Public Accounting Firm (Continued)

management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2020

OCM GOLD FUND Expense Example – For the Period Ended November 30, 2019 (Unaudited)

As a shareholder of the OCM Gold Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees on certain redemptions; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2019 to November 30, 2019 (the “period”).

Actual Expenses

The row titled “Actual” in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate line for your share class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the periods.

Hypothetical Example for Comparison Purposes

The row titled “Hypothetical” in the table below provides information about hypothetical account values and hypothetical expenses based on each class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the classes of the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the hypothetical lines of the table are useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OCM GOLD FUND Expense Example – For the Period Ended November 30, 2019 (Continued) (Unaudited)

Expenses Paid During the Period

	Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Expenses Paid During the Period Ended November 30, 2019*
Investor Class
Actual	$ 1,000.00	$ 1,355.30	$ 16.76
Hypothetical (5% return before expenses)	1,000.00	1,010.77	14.31
Advisor Class
Actual	1,000.00	1,363.20	13.66
Hypothetical (5% return before expenses)	1,000.00	1,013.44	11.64

*

Expenses are equal to the Investor Class’ and Advisor Class’ annualized expense ratios of 2.84% and 2.31%, respectively, for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

OCM GOLD FUND Other Information (Unaudited)

Investments by Sector – As of November 30, 2019
As a Percentage of Total Investments

The Fund will file its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q will be available on the EDGAR database on the SEC’s website at http://www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the Fund’s proxy voting policies and procedures and a record of the Fund’s proxy votes for the year ended June 30, 2019 are available without charge, upon request by calling toll free 1-800-779-4681 and on the SEC’s website at http://www.sec.gov. The Fund’s proxy voting policies and procedures are also available on the Fund’s website at http://www.ocmgoldfund.com.

OCM GOLD FUND - INVESTOR CLASS Performance Results – Year Ended November 30, 2019 (Unaudited)

Average Annual Total Returns

	Investor Class	S&P 500® Index	Philadelphia Gold & Silver Index
1 year	56.65%	16.11%	49.78%
5 year	9.09%	10.98%	7.78%
10 year	-2.91%	13.44%	-5.24%

OCM GOLD FUND - ADVISOR CLASS Performance Results – Year Ended November 30, 2019 (Unaudited)

Average Annual Total Returns

	Advisor Class	S&P 500® Index	Philadelphia Gold & Silver Index
1 year	58.54%	16.11%	49.78%
5 year	9.97%	10.98%	7.78%
Since Inception on 4/1/10	-1.51%	13.09%	-4.40%

OCM GOLD FUND Annual Renewal of Investment Advisory Agreement (Unaudited)

On October 22, 2019, the Board of Trustees of OCM Mutual Fund approved the continuation of the Fund’s investment advisory agreement with Orrell Capital Management, Inc. (the “Adviser”). Prior to approving the continuation of the agreement, the Board considered:

●	the nature, extent and quality of the services provided by the Adviser

●	the investment performance of the Fund

●	the costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Fund

●	the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect those economies of scale

●	the expense ratio of the Fund

All of the factors discussed by the Trustees were considered as a whole, and were considered separately by the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), meeting in executive session. The factors were viewed in their totality by the Trustees, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the investment advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Adviser, that certain aspects of such arrangements may receive greater scrutiny in some years than in others and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

The material considerations and determinations of the Board, including all of the Independent Trustees, are provided below.

In considering the nature, extent and quality of the services provided by the Adviser, the Board considered an oral presentation by the Adviser describing the portfolio management, shareholder communication, and regulatory compliance services provided by the Adviser to the Fund. Based on their review, the Trustees believe that the Adviser provides high quality services to the Fund, and they noted that their overall confidence in the Adviser is high. The Trustees also concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser, and that the nature and extent of the services provided by the Adviser are appropriate to ensure that the Fund’s operations are conducted in compliance with applicable laws, rules and regulations.

OCM GOLD FUND Annual Renewal of Investment Advisory Agreement (Continued) (Unaudited)

The Trustees compared the performance of the Fund to benchmark indices over various periods of time. The Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining the Adviser’s expectations and strategies for the future. A lengthy discussion ensued regarding the challenges faced by active investment managers in today’s market and the steps the Adviser is taking to overcome those challenges. Based on this information, the Trustees concluded, within the context of their full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the investment advisory agreement. The Trustees noted that the Fund adhered to its investment style.

In concluding that the advisory fees payable by the Fund were reasonable, the Trustees reviewed the profits realized by the Adviser, from its relationship with the Fund. They discussed in detail the profitability of the Adviser as it relates to the Fund, and they discussed the impact of the intermediary service fees on the profitability. The Trustees also considered the resources and revenues that the Adviser has put into managing and distributing the Fund, and concluded that the level of profitability realized by the Adviser from its provision of services to the Fund is reasonable, and that the overall expense ratio and investment advisory fee were fair and within the range of industry averages.

As part of its analysis the Board considered the value of the research the Adviser received from broker-dealers executing securities transactions for the Fund. The Trustees concluded that the research obtained by the Adviser is beneficial to the Fund and that the Adviser had executed the Fund’s portfolio transactions in a manner designed to obtain best execution for the Fund. The Trustees determined such research has been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that the other benefits realized by the Adviser from its relationship with the Fund were reasonable.

The Trustees also reviewed reports comparing the expense ratios of each class and advisory fees paid by the Fund to those paid by other comparable mutual funds in the same category and concluded that the advisory fees paid by the Fund and the expense ratios of each class of the Fund were in the range of comparable mutual funds. In making this conclusion, the Trustees also noted the unique expertise of the Adviser and that the Adviser does not currently engage any sub-advisers for the Fund. The Trustees also discussed the advisory fees payable by the Fund in relation to other advisory clients of the Adviser.

The Trustees concluded that the Fund has the right structure in place to realize lower fees and expenses when asset levels increase. The Trustees also considered whether the investment advisory agreement fee schedule should be adjusted for an increase in assets under management. They concluded that the existing “breakpoints” embodied in the investment advisory agreement resulted in substantially lower fee rates than those of comparable mutual funds.

OCM GOLD FUND Annual Renewal of Investment Advisory Agreement (Continued) (Unaudited)

After reviewing the materials provided at the meeting, management’s presentation, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Adviser, the performance of the Fund, expense information, regulatory compliance issues, trading information and related matters and other factors deemed relevant by the Board, the Trustees, including all of the Independent Trustees, determined to continue the investment advisory agreement.

Long Term Capital Gains Designation
(Unaudited)

Pursuant to IRC 852(b)(3) of the Internal Revenue Code OCM Gold Fund hereby designates $5,446,488 as long-term capital gains distributed during the year ended November 30, 2019.

OCM GOLD FUND Trustee and Officer Information (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling 1-800-779-4681.

Independent Trustees*
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee or Nominee for Trustee
Doug Webenbauer 2600 Kitty Hawk Road, Suite 119 Livermore, California 94551 Age 59	Trustee	Indefinite Since 2005	Controller of Comtel Systems Technology, Inc., a low voltage electrical contractor, since 2016. Prior to that, Chief Financial Officer of M.E. Fox & Company, Inc., a beer distributor (2000 to 2016).	None
Peter Hayman 2600 Kitty Hawk Road, Suite 119 Livermore, California 94551 Age 65	Trustee	Indefinite Since 2018

Managing member of Anzus Capital, LLC, a corporate investment advisory firm specializing in Australasian companies, since 2005. Prior to that, Mr. Hayman held positions in institutional equity sales with investment firms ABN, AMRO, JP Morgan and Ord Minnett, since 1978.

None

OCM GOLD FUND Trustee and Officer Information (Continued) (Unaudited)

Interested Trustees and Officers**
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee or Nominee for Trustee
Gregory M. Orrell 2600 Kitty Hawk Road, Suite 119 Livermore, California 94551 Age 58	Trustee, President, Treausrer	Indefinite Since 2004	President of Orrell Capital Management, Inc. since 1991.	None
Katherine A. Orrell 2600 Kitty Hawk Road, Suite 119 Livermore, California 94551 Age 24	Secretary	One year term Since 2019	Administrative Assistant of Orrell Capital Management, Inc. since 2019. Full time student from 2009 to 2018.	N/A
Emile Molineaux 2600 Kitty Hawk Road, Suite 119 Livermore, California 94551 Age 57	Chief Compliance Officer and Anti-Money Laundering Officer	At discretion of the Board Since 2018	Senior Compliance Officer and CCO of various clients of Northern Lights Compliance Services, LLC (since 2011.)	N/A

*	“Independent” trustees are trustees who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act of 1940.

**

An “interested” trustee is a trustee who is deemed to be an “interested person” of the Fund, as defined in the Investment Company Act of 1940. Gregory M. Orrell is an interested person of the Fund because of his ownership in the Fund’s investment adviser.

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OCM Gold Fund
Distributed by:

Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

2030-NLD-1/23/2020

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. A copy of this code of ethics is attached hereto as Exhibit (a).

There have been no amendments to the registrant’s code of ethics during the reporting period for this Form N-CSR. There have also been no waivers granted by the registrant to individuals covered by the registrant’s code of ethics during the reporting period for this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Mr. Doug Webenbauer is an audit committee financial expert serving on its audit committee and that Mr. Webenbauer is independent.

Item 4. Principal Accountant Fees and Services

(a) – (e)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are listed below.

	Fiscal year ended November 30, 2019	Fiscal year ended November 30, 2018
Audit Fees	$13,000	$13,000
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$2,500
All Other Fees	$0	$5,000*

*	Other fees noted relate to fees charged by prior principal accountant for deconversion costs.

The registrant’s audit committee has adopted an Audit Committee Charter that requires that the Audit Committee review the scope and plan of the registered public accounting firm’s annual and interim examinations, approve the services (other than the annual audit) to be performed for the registrant by the independent public accountants and approve the fees and other compensation payable to the independent accountants. During the fiscal years ended November 30, 2019 and 2018, all of the audit and non-audit services provided by the registrant’s principal accountant were pre-approved by the audit committee.

(f) None.

(g) None.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

The schedules of investments in securities in unaffiliated issuers are included as part of the reports to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submissions of Matters to a Vote of Security Holders

For the purposes of this Item, there have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.

(a) The registrant's certifying officer has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2 under the Investment Company Act of 1940 (the "Act")) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) Not Applicable

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics – Filed as an attachment to this filing.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(a)(4) Change in the registrant’s independent public accountant – Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) – Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OCM Mutual Fund

By:	/s/ Gregory M. Orrell
Gregory M. Orrell
President and Treasurer

Date: January 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Gregory M. Orrell
Gregory M. Orrell
President and Treasurer

Date: January 27, 2020